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

    COMMON STOCK                                 INCORPORATED UNDER THE LAWS
                                                   OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERRABLE IN                   CUSIP 860831 10 6
  NEW YORK, NY OR KANSAS CITY, MO            SEE REVERSE FOR CERTAIN DEFINITIONS


     PAR VALUE                                          RIGHTS ATTACHED
  $0.01 PER SHARE                                   TO THIS CERTIFICATE ARE
                                                      DESCRIBED ON REVERSE
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                             STILWELL FINANCIAL INC.


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Stilwell Financial Inc., transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.

DATED:                             COUNTERSIGNED AND REGISTERED:
                                                      UMB BANK, N.A.
                                                  (Kansas City, Missouri)
                                                                TRANSFER AGENT
                                                                AND REGISTRAR

                                   BY:
      PRESIDENT         SECRETARY                           AUTHORIZED SIGNATURE
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                           STILWELL FINANCIAL INC.

THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF STILWELL FINANCIAL INC. OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common UNIF GIFT/TRANS MIN ACT - ________ Custodian for________
TEN ENT - as tenants by the entireties                    (Cust)                (Minor)
JT TEN  - as joint tenants with right of       under Uniform Gifts/Transfers to Minors
          survivorship and not as tenants      Act of ______________
          in common                                      (State)
          Additional abbreviations may also be used though not in the above list
                             --------------------------------
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INSTRUCTIONS FOR ASSIGNMENT: THE SIGNATURE OF THE STOCKHOLDER TO THE ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

         For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

--------------------------

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----------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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___________________________________________________________ Shares of the
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
________________________________________________________________________
Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.
Dated, ______________________
                                                  X ___________________________

        NOTICE: THE SIGNATURE(S) TO THIS
        ASSIGNMENT MUST CORRESPOND WITH
        THE NAME(S) AS WRITTEN UP ON THE         X ___________________________
        FACE OF THE CERTIFICATE IN EVERY
        PARTICULAR, WITHOUT ALTERATION OR
        ENLARGEMENT OR ANY CHANGE
        WHATEVER.

This certificate also evidences and entitles       -----------------------------
the holder hereof to certain Rights as set          THE SIGNATURE(S) MUST BE
forth in a Rights Agreement between Stilwell        GUARANTEED BY AN ELIGIBLE
Financial, Inc. and UMB Bank, N.A. (the "Rights     GRANTOR INSTITUTION
Agreement"), the terms of which are hereby          PURSUANT TO S.E.C. NOTE
incorporated herein by reference and a copy of      17AD-15.
which is on file at principal executive offices    -----------------------------
of Stilwell Financial, Inc. Under certain           Signature(s) guaranteed by:
circumstances, as set forth in the Rights
Agreement, such Rights may be redeemed, may
expire or may be evidenced by separate
certificates and will no longer be evidenced by
this certificate. Under certain circumstances,
Rights issued to, or which are or were
beneficially owned by, Acquiring Persons or
their Affiliates or Associates (as such terms
are defined in the Rights Agreement) and any
subsequent holder of such Rights may become null
and void. In addition, Rights held by Persons
other than an Acquiring Person may not be
transferred to an Acquiring Person or certain
other Persons.